UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO SECTION 13a-16 OR 15d-16 OF THE

SECURITIES EXCHANGE ACT OF 1934

For the month of July 2009

Commission File Number: 001-32677

ADVANTAGE OIL & GAS LTD.
(Translation of registrant’s name into English)
700, 400 – 3rd Avenue SW Calgary, Alberta, Canada T2P 4H2
(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F [_]	Form 40-F ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1). ____

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ____

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

On July 9, 2009 Advantage Energy Income Fund (“Advantage”) completed a court-approved statutory plan of arrangement (the “Arrangement”) pursuant to which unitholders in Advantage exchanged their trust units in Advantage for common shares of Advantage Oil & Gas Ltd. (“AOG”), which prior to the consummation of the Arrangement was a wholly-owned subsidiary of Advantage. AOG has the same assets, liabilities, directors (with the exception of Gary F. Bourgeois and Rodger A. Tourigny), management and employees that Advantage had prior to the Arrangement. The Arrangement was effected pursuant to Section 193 of the Business Corporations Act (Alberta). Pursuant to the Arrangement, among other things, each issued and outstanding trust unit of Advantage was exchanged for one newly issued common share of AOG. All securities issued in connection with the Arrangement were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

As part of the Arrangement, AOG adopted a shareholder rights plan on terms substantially similar to the terms of the unitholder rights plan in place with regard to trust units of Advantage immediately prior to the closing of the Arrangement.

The trust units of Advantage and rights issued under the Advantage unitholder rights plan were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Arrangement, the AOG common shares and rights issued under the AOG shareholder rights plan will be deemed registered under Section 12(b) of the Exchange Act with AOG as a successor issuer to Advantage pursuant to Rule 12g-3(a) of the Exchange Act. The AOG shares are listed on the New York Stock Exchange (“NYSE”) and on the Toronto Stock Exchange (“TSX”) and trade on both the NYSE and TSX under the ticker symbol “AAV.” This Form 6-K is being submitted by AOG to the Securities and Exchange Commission as notice that AOG is the successor issuer to Advantage under Rule 12g-3 under the Exchange Act, as required by Rule 12g-3(f).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANTAGE OIL & GAS LTD. (Registrant)
	By:	/s/ Craig Blackwood
Date: July 9, 2009		Name: Craig Blackwood Title: Vice President, Finace